Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Under the terms of the 2023 Incentive Award Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant (except with respect to Substitute Awards, as provided for in the 2023 Incentive Award Plan). Options granted under the 2023 Incentive Award Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2023 Incentive Award Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent, and/or shares of our common stock valued at the fair market value at the time the option is exercised, or by such other method as the Compensation Committee may permit in its sole discretion, including: (i) in other property having a fair market value on the date of exercise equal to the exercise price, (ii) if there is a public market for the shares of our common stock at such time, by means of a broker-assisted “cashless exercise,” or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. Any fractional shares of our common stock will be settled in cash.